November [5], 2019

Everest International Reinsurance, Ltd.

Seon Place, 4th Floor

141 Front Street

Hamilton, HM 19

P.O. Box HM 845

Telecopy Number: (441) 295-4828

Attention: [___]

Ladies and Gentlemen:

Ref: Amendment Agreement – Standby Letter of Credit Facility

This Letter Agreement (the “Amendment Agreement”) is made as of November [5], 2019 between Lloyds Bank Corporate Markets plc (successor in interest to Lloyds Bank plc, the “Bank” or “us”) and Everest International Reinsurance, Ltd., a company organized under the laws of Bermuda (the “Company”, “you” or “your”) in connection to that certain: (i) letter agreement dated as of November 9, 2015 between the Bank and the Company (as the same may have been amended or restated the “Facility Letter Agreement”), (ii) Master Agreement for Standby Letters of Credit and Demand Guarantees dated as of November 9, 2015 between the Bank and the Company (as the same may have been amended or restated the “Master Agreement”), (iii) the Pledge and Security Agreement dated as of November 9, 2015 (as the same may have been amended or restated the “Pledge and Security Agreement”) and (iv) Account Control Agreement, dated as of November 9, 2015 made among the Company, the Bank and The Bank of New York Mellon (as the same may have been amended or restated the “Account Control Agreement” together with, the Facility Letter Agreement, the Master Agreement and the Pledge and Security Agreement, the “Existing Documents”). Unless otherwise specified herein, all terms defined in this Amendment Agreement shall have the meanings as provided for in the relevant Related Documents.

You have advised us of your intention to amend and extend the termination date of your £30,000,000 (as such amount may be increased as hereinafter provided) bilateral FAL facility in support of your obligation to provide Funds at Lloyd’s to support your and any Other Party’s business assumed as a member of certain syndicates at Lloyd’s for the 2020Year of Account.

In consideration of the mutual covenants and agreements herein contained the parties hereto agree and covenant to amend the Existing Documents as follows:

Amendment:

Facility Letter

1.      Any and all references to “Related Documents”, in any Related Documents, shall be read to include this Amendment Agreement.

2.      The reference to “£30,000,000” in the first paragraph of the Facility Letter is deleted and replaced by “£47,000,000”.

Lloyds Bank plc. Registered Office: 25 Gresham Street, London EC2V 7HN. Registered in England and Wales No. 2065. Telephone: 020 7626 1500.Authorised by the Prudential Regulation Authority and regulated by the Financial Conduct Authority and the Prudential Regulation Authority under number 119278.

Lloyds Bank plc is covered by the Financial Services Compensation Scheme and the Financial Ombudsman Service. (Please note that due to the schemes'

eligibility criteria not all Lloyds Bank business customers will be covered by these schemes.)

3.      The reference to “December 31, 2018” in the second paragraph of the Facility Letter is deleted and replaced by “December 31, 2019.”

4.      The fifth paragraph of the Facility Letter is deleted and replaced by “The Facility shall become effective and the effective date shall occur upon the satisfaction of the following conditions (and the documents required to be delivered shall be in form and substance satisfactory to the Bank)(the first date of which all of the following conditions are satisfied or waived by the Bank (but in any case, no later than November [5], 2019), the “Effective Date”).

5.      The reference to “December 31, 2018” in the seventh paragraph of the Facility Letter is deleted and replaced by “December 31, 2019.”

6.      The reference to “2019 underwriting year” in the seventh paragraph of the Facility Letter is deleted and replaced by “2020 underwriting year.”

7.      The reference to “31 December 2019” in the eighth paragraph of the Facility Letter is deleted and replaced by “December 31, 2020.”

Master Agreement

1.      The reference to “December 31, 2022” in the definition of Termination Date in the Master Agreement is deleted and replaced by “December 31, 2023.”

2.      The references to “December 31, 2017” in clause (i) and clause (ii) of the definition of Minimum Amount in Clause 2 of  Schedule 8(d) (Financial Covenants) in the Master Agreement are deleted and replaced by “December 31, 2018” in both instances.

3.      The reference to “December 31, 2022” in footnote 3 in Exhibit B (Form of Application for Irrevocable Standby Letter of Credit) to the Facility Letter is deleted and replaced by “December 31, 2023.”

4.      The reference to “[2019]” in Clause 4 of Exhibit B (Form of Application for Irrevocable Standby Letter of Credit) to the Facility Letter is deleted and replace by “[2020]”.

5.      The references to “December 31, 2017” in clause 2(a) and clause 2(c) (Minimum Consolidated Net Worth) in Section B of Attachment A (GAAP Covenant Compliance Worksheet) to Exhibit B (Form of Compliance Certificate) to Exhibit C to the Facility Letter are deleted and replaced by “December 31, 2018” in both instances.

Related Documents

1.      In each and every Related Document and in all instances, all references to Lloyds Bank plc are deleted and replaced by Lloyds Bank Corporate Markets plc as successor in interest to Lloyds Bank plc.

Conditions Precedent:

This Amendment Agreement shall become effective and the effective date shall occur upon the satisfaction of the following conditions (and the documents required to be delivered shall be in form and substance satisfactory to the Bank) (the first date on which all of the following conditions are satisfied or waived by the Bank, the “Effective Date” but which must occur on or before November [5], 2019):

1.      delivery of this Amendment Agreement duly executed by the Company;

2.      delivery of copies of the organic documents of the Company certified as true and correct and up to date by the Secretary or Assistant Secretary of the Company or that the documents previously delivered by the Company pursuant to the Facility Letter have not changed;

3.      delivery of a certificate of the Secretary or Assistant Secretary of the Company, attaching and certifying copies of the resolutions of its board of directors authorizing the execution and delivery of the Amendment Agreement and the performance of the transactions contemplated herein and therein, and certifying the name, title, and true signature of each officer of the Company authorized to execute the Amendment Agreement and the other Related Documents;

4.      delivery of a good standing certificate or comparable certificate relating to the Company’s good standing under the laws of the jurisdiction of its organization if such is available in such jurisdiction;

5.      delivery of a customary Letter of Substitution from Lloyd’s of London;

6.      satisfactory completion by the Bank of all “know your customer” checks;

7.      delivery of favorable opinions of counsel to the Company addressed to the Bank and covering matters customary for a transaction of this nature;

8.      Evidence satisfactory to the Bank that all necessary or appropriate steps have been taken (including the filing of a UCC-1 financing statement and the registration of a charge under Bermuda law) have been taken in order to perfect the lien and security interest of the Bank in the collateral pledged to the Bank pursuant to the Pledge and Security Agreement together with satisfactory UCC and Bermuda lien searches;

9.      The Bank shall have received evidence of acceptance by CT Corporation System of its appointment of agent of service of process for the Company pursuant to Section 19 of the Master Agreement;

10.  No Event of Default under the Master Agreement shall have occurred and be continuing; and

10.  The representations and warranties set out in the Existing Documents are true and correct in all respects as if made on the Effective Date except to the extent they refer to an earlier date in which case they shall be true and correct as of such date.

Entire Agreement; Restatement:

This Amendment Agreement and the Existing Agreements constitute the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communications and prior writings (except as otherwise provided herein) with respect thereto

Save as amended hereby, all terms and conditions of the Existing Documents will continue in full force and effect. References to the Existing Documents will be to the Existing Documents, as amended by this Amendment Agreement.

Counterparts:

This Agreement may be executed by the parties hereto individually, or in any combination of the parties hereto, in two or more counterparts, each which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment Agreement by any electronic imaging means (including portable document format) shall be effective as delivery of a manually executed counterpart of this Amendment Agreement; provided, however, that, the Bank shall require any request for a Letter of Credit delivered via email to attach such request, signed by authorized signatories, in portable document format.

Governing Law:

                This Amendment Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

[Signature page to follow]

Yours sincerely, LLOYDS BANK CORPORATE MARKETS PLC By: /S/ TINA WONG
Name: Tina Wong Title: Assistant Vice President
Transaction Execution

By: /S/ KAMAIA BASDEO
Name: Kamaia Basdeo
Title: Assistant Vice President
Transaction Execution

Acknowledged and agreed (in counterpart) this 5th day of November, 2019

EVEREST INTERNATIONAL REINSURANCE, LTD.

By: /S/ SANJOY MUKHERJEE
Name: Sanjoy Mukherjee
Title: CEO